Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2016
Prepayments and Other Current Assets
Prepayments and Other Current Assets

5.Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31, 2015	December 31, 2016
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	441,115	154,009
Prepayment for royalties, revenue sharing cost	1,304,827	2,399,434
Interest receivable	257,636	274,020
Prepayments of content and marketing cost and other operational expenses	158,314	209,147
Prepayment for sales tax	125,806	148,505
Bridge loans in connection with ongoing investments	35,510	46,279
Deposits	34,894	156,020
Employee advances	38,363	50,244
Advance to suppliers	179,390	173,057
Others	119,655	87,237

	2,695,510	3,697,952

In accordance with the license agreements of World of Warcraft®, StarCraft® II series, Hearthstone, Heroes of the Storm®, Diablo® III and Overwatch®, the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2015 and 2016. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2015 and 2016, prepayments for royalties and revenue sharing cost representing prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

The amount of employee advances listed above included staff housing loan balances of RMB34.1 million and RMB45.5 million repayable within 12 months from December 31, 2015 and 2016, respectively (see Note 10). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2015 and 2016.